UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    January 22, 2007

    Beach First National Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-22503	57-1030117
(Commission File Number)	(IRS Employer Identification No.)

1550 Oak Street, Myrtle Beach, South Carolina (Address of Principal Executive Offices)	29577 (Zip Code)

    (843) 626-2265
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On January 22, 2007, Beach First National Bancshares, Inc., the bank holding company for Beach First National Bank, issued a press release announcing its financial results for the year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                   (c)        Exhibits.

                 The following exhibit is filed as part of this report:

Exhibit
Number           Description

99.1                   Earnings press release for the year ended December 31, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC. By: /s/ Richard N. Burch Name: Richard N. Burch Title: Chief Financial Officer

Dated:  January 22, 2007

EXHIBIT INDEX

Exhibit
Number             Description

99.1                    Earnings press release for the year ended December 31, 2006.

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